SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant [X]

      Filed by a Party other than the Registrant [ ]

      Check the appropriate box:
      [ ]   Preliminary Proxy Statement
      [ ]   Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))
      [X]   Definitive Proxy Statement
      [ ]   Definitive Additional Materials
      [ ]   Soliciting Material Pursuant to [S] 240.14a-12

                       JACK HENRY & ASSOCIATES, INC.
             -----------------------------------------------
            (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

      [X]  No fee required.

      [ ]  Fee computed on table below per Exchange Act Rules 14a-
           6(i)(1) and 0-11.

        1) Title of each class of securities to which transaction applies:
           ________________________________________________________________
        2) Aggregate number of securities to which transaction applies:
           ________________________________________________________________
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           ________________________________________________________________
        4) Proposed maximum aggregate value of transaction:
           ________________________________________________________________
        5) Total fee paid:
           ________________________________________________________________

      [ ]  Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:  ________________________________________
        2) Form, Schedule or Registration Statement No.: ___________________
        3) Filing Party: ___________________________________________________
        4) Date Filed: _____________________________________________________

                        JACK HENRY & ASSOCIATES, INC.
                         663 Highway 60, P.O. Box 807
                            Monett, Missouri 65708


                NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS


 TO THE STOCKHOLDERS OF JACK HENRY & ASSOCIATES, INC.:

 PLEASE TAKE NOTICE that the 2001 Annual Meeting of Stockholders of Jack Henry & Associates, Inc., a Delaware corporation, will be held at the Monett City Park Casino, Monett, Missouri, on Tuesday, October 30, 2001, 11:00 a.m., local time, for the following purposes:

      (1) To elect six (6) directors to serve until the 2002 Annual Meeting of Stockholders;

      (2) To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

 The close of business on September 24, 2001, has been fixed as the record date for the Annual Meeting. Only stockholders of record as of that date will be entitled to notice of and to vote at said meeting and any adjournment or postponement thereof.

 The accompanying form of Proxy is solicited by the Board of Directors of the Company. Reference is made in the attached Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

 ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE DATE AND SIGN THE ENCLOSED PROXY. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                               By Order of the Board of Directors


                               Janet E. Gray
                               Secretary

 Monett, Missouri
 September 25, 2001

                        JACK HENRY & ASSOCIATES, INC.
                         663 Highway 60, P.O. Box 807
                            Monett, Missouri 65708

                               PROXY STATEMENT
                 FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held Tuesday, October 30, 2001

 This Proxy Statement and the enclosed proxy card (the Proxy) are furnished to the stockholders of Jack Henry & Associates, Inc., a Delaware corporation (the Company), in connection with the solicitation of Proxies by the
 Company's Board of Directors for use at the 2001 Annual Meeting of Stockholders, and any adjournment or postponement thereof (the Annual Meeting), to be held at the Monett City Park Casino, Monett, Missouri, at 11:00 a.m., local time, on Tuesday, October 30, 2001. The mailing of this Proxy Statement, the Proxy, the Notice of Annual Meeting and the accompanying 2001 Annual Report to Stockholders is expected to commence on or about October 4, 2001.

 The Board of Directors does not intend to bring any matters before the Annual Meeting except those indicated in the Notice and does not know of any matter which anyone else proposes to present for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the accompanying form of Proxy, or their duly constituted substitutes, acting at the Annual Meeting, will be deemed authorized to vote or otherwise to act thereon in accordance with their judgment on such matters.

 If the enclosed Proxy is properly executed and returned prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Each proposal, including the election of directors, will require the affirmative vote of a majority of the shares of common stock voting in person or by Proxy at the Annual Meeting.

 Any stockholder executing a Proxy retains the power to revoke it at any time prior to the voting of the Proxy. It may be revoked by a stockholder personally appearing at the Annual Meeting and casting a contrary vote, by filing an instrument of revocation with the Secretary of the Company, or by the presentation at the Annual Meeting of a duly executed later dated Proxy.

 VOTING

 At the 2001 Annual Meeting, Stockholders will consider and vote upon:

      (1) The election of six (6) directors; and
      (2) Such other matters as may properly come before the Annual Meeting.

 Only stockholders of record at the close of business on September 24, 2001, the record date for the Annual Meeting, are entitled to notice of and to vote at such meeting. Stockholders are entitled to one vote for each share of Common Stock on each matter to be considered at the Annual Meeting.

 The Company's authorized capital stock currently consists of 250,000,000 shares of common stock, par value $.01 per share (the Common Stock), and 500,000 shares of preferred stock, par value $1.00 per share (the Preferred Stock). As of August 24, 2001, there were 89,043,335 shares of Common Stock outstanding and no shares of Preferred Stock outstanding. At such date, our executive officers and directors were entitled to vote, or to direct the voting, of 22,184,983 shares of Common Stock, representing 24.9% of the shares entitled to vote at the 2001 Annual Meeting. Unless otherwise specified, all share numbers and other share data have been adjusted to reflect all prior stock splits.

 All shares represented by Proxy and all Proxies solicited hereunder will be voted in accordance with the specifications made by the stockholders executing such Proxies. If a stockholder does not specify how a Proxy is to be voted, the shares represented thereby will be voted: (1) FOR the election as directors of the six (6) persons nominated by management; and (2) upon other matters that may properly come before the Annual Meeting, in accordance with the discretion of the persons to whom the Proxy is granted.


 STOCK OWNERSHIP OF CERTAIN STOCKHOLDERS

 The following table sets forth information as of August 24, 2001, concerning the equity ownership of those individuals who are known to be the beneficial owners, as defined in Rule 13d-3 of the Securities Exchange Act of 1934, of 5% or more of the Company's Common Stock, and by all of our directors and executive officers as a group:


                 Name and Address of    Number of Shares   Percentage of Shares
 Title of Class  Beneficial Owner    Beneficially Owned (1)   Outstanding (1)
 --------------  ------------------- ----------------------   ---------------
 $.01 par value  Michael E. Henry,       10,988,129  (2)           12.3%
 Common Stock    Vicki Jo Henry
                 and JKHY Partners
                 663 Highway 60
                 Monett, MO

                 Jerry D. Hall            5,430,021  (3)            6.1%
                 663 Highway 60
                 Monett, MO

                 All directors and       22,184,983  (4)           24.9%
                 executive officers as
                 a group (8 persons)

 (1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, except as noted below. With respect to shares held in the Company's 401(k) Employee Stock Ownership Plan (the 401(k) ESOP), a participant has the right to direct the voting and disposition of shares allocated to his account.

 (2) Reflects information in filings with the SEC by Michael E. Henry, his sister Vicki Jo Henry and JHKY Partners, their family partnership. Michael E. Henry separately may be deemed to beneficially own 10,988,129 shares, including 148,836 shares held individually, 65,193 shares allocated to his 401(k) ESOP account, 1,190,000 shares currently acquirable by exercise of outstanding stock options, 5,690,000 shares held by the Partnership, 3,294,100 shares held in a living trust and 600,000 shares held by the Henry Family Limited Partnership, both established by his mother, Eddina F. Mackey. Michael E. Henry may be deemed to share beneficial ownership in the shares held by the JKHY Partners, by the Eddina F. Mackey Trust and by the Henry Family Limited Partnership because he has been granted proxies to vote such shares. Vicki Jo Henry does not beneficially own any shares of common stock in her individual capacity and her business address is 6851 South Holly Circle, Suite 270, Englewood, Colorado, 80112. The business address of Michael E. Henry and the Partnership is reflected in the table.

 (3)  Includes 194,974  shares held  in the  Company's  401(k) ESOP  for  Mr.
      Hall's account and 210,000 shares beneficially    owned by his wife.

 (4) Includes 2,002,400 shares which are or will be acquirable within 60 days under outstanding stock options, and 435,967 shares held in the Company's 401(k) ESOP for the accounts of all officers and directors as a group.

                                 PROPOSAL 1
                            ELECTION OF DIRECTORS

 Procedure

 At the meeting, the stockholders will elect six (6) directors to hold office for one-year terms ending at the 2002 Annual Meeting of Stockholders or until their successors are elected and qualified. The Board of Directors has nominated the Company's six (6) current directors for reelection at the Annual Meeting.

 The stockholders are entitled to one vote per share on each matter submitted to vote at any meeting of the Stockholders. Unless contrary instructions are given, the persons named in the enclosed Proxy or their substitutes will vote "FOR" the election of the nominees named below.

 Each of the nominees has consented to serve as director for a one-year term. However, if any nominee at the time of election is unable to serve or is otherwise unavailable for election, and as a result other nominees are designated by the Board of Directors, the persons named in the enclosed Proxy or their substitutes intend to vote for the election of such designated nominees.

 Nominees For Election

 The directors and nominees for election as directors of the Company, as well as certain information about them, are as follows:



                                               Number of Shares  Percentage of
                    Position with      Director Beneficially        Shares
 Name               Company             Since     Owned (1)     Outstanding (1)
 ----               -------------       -----  ---------------- ---------------
 Michael E. Henry   Chairman, Chief      1986  10,988,129            12.3%
                    Executive Officer               (2)
                    and Director

 John W. Henry      Vice Chairman,       1977   3,413,598             3.8%
                    Senior Vice                     (3)
                    President and
                    Director

 Jerry D. Hall      Executive Vice       1977   5,430,021             6.1%
                    President and                   (4)
                    Director

 James J. Ellis     Director             1985     560,380                *
                                                    (5)

 Burton O. George   Director             1987     330,636                *
                                                    (5)

 George R. Curry    Director             1989     727,812                *
                                                    (5)

 *Less than 1%

 (1) Information is set forth as of August 24, 2001. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, except as noted below. With respect to shares held in the Company's 401(k) Employee Stock Ownership Plan (the 401(k) ESOP), a participant has the right to direct the voting and disposition of shares allocated to his account.

 (2)  See Stock Ownership of Certain Stockholders - Footnote (2), above.

 (3) Includes 169,321 shares held in the Company's 401(k) ESOP for Mr. Henry's account.

 (4) Includes 194,974 shares held in the Company's 401(k) ESOP for Mr. Hall's account and 210,000 shares beneficially owned by his wife.

 (5) Each includes 180,000 shares that are currently acquirable by exercise of outstanding stock options.

 The following information relating to the Company's directors and nominees for director, all of whom are United States citizens, is with respect to their principal occupations and positions during the past five years:

 Michael E. Henry, age 40, Chairman of the Board, Chief Executive Officer and Director. Mr. Henry, the son of John W. Henry and a director of the Company since 1986, has served as Chairman of the Board and Chief Executive Officer since October, 1994. He previously served as Vice Chairman and Senior Vice President from 1993 to 1994. He served as Manager of Research and Development from 1983 to 1993. He joined the Company in 1979.

 John W. Henry, age 66, Vice Chairman, Senior Vice President and Director. Mr. Henry, a founder and principal stockholder of the Company, has served as Vice Chairman since October, 1994. He previously served as Chairman of the Board from 1977 through 1994. He also has been a director since the Company's incorporation in 1977. He previously served as Chief Executive Officer from 1977 through 1988 and as President until 1989.

 Jerry D. Hall, age 58, Executive Vice President and Director. Mr. Hall, a principal stockholder of the Company, has served as Executive Vice President since October, 1994. He previously served as Chief Executive Officer from 1990 through 1994. He also has been a director since the Company's incorporation in 1977. He previously served as President from 1989 through 1993 and as Vice President-Operations from 1977 through 1988.

 James J. Ellis, age 68, Director. Mr. Ellis, a director of the Company since 1985, has been Managing Partner of Ellis/Rosier Financial Services since 1992. Mr. Ellis served as general manager of MONY Financial Services, Dallas, Texas, from 1979 until his retirement in 1992. Mr. Ellis also serves as a director of Merit Medical Systems, Inc.

 Burton O. George, age 74, Director. Mr. George, a director of the Company since 1987, is retired. He previously had been in the banking business since 1958, and most recently served as Chairman of the Board and Chief Executive Officer of First National Bank of Berryville, Berryville, Arkansas from 1985 through 1989.

 George R. Curry, age 76, Director. Mr. Curry, a director of the Company since 1989, is Vice Chairman of Central Bank, Lebanon, Missouri, with which he has been affiliated since 1949, as well as President of Central Shares, Inc., a bank holding company.

              THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

 The Board of Directors held six (6) meetings during the last fiscal year. The Board maintains an Audit Committee and a Compensation Committee of which Messrs. Curry, George and Ellis are members. The Board does not maintain a standing Nominating Committee. Each director attended at least 75% of all meetings of the Board of Directors and all committees on which they served.

 The Compensation Committee establishes and reviews the compensation and benefits of the Executive Officers, considers incentive compensation plans for our employees and carries out duties assigned to the Committee under our stock option plans and our employee stock purchase plan. The Audit Committee makes recommendations to the Board regarding the selection and retention of an independent auditor, reviews the scope and results of the audit with the independent auditor and management, reviews and evaluates our audit and control functions, and regularly reviews regulatory compliance matters pertaining to our outsourcing services and business recovery operations. The Audit Committee operates under a written Audit Committee Charter that has been adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Exhibit A. The Audit Committee met eight (8) times and the Compensation Committee met once during the last fiscal year.

                            AUDIT COMMITTEE REPORT

      The Audit Committee of the Company's Board of Directors is composed of three independent directors. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Exhibit A. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rules of the National Association of Securities Dealers, Inc. (the "NASD") that governs audit committee composition, including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(14).

      The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. Management has the primary duty for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.

      In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and the independent auditors the
 Company's audited financial statements. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to communication with audit committees. In addition, the Audit Committee has received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 relating to independence discussions with audit committees, has discussed with the independent auditors their independence from the Company and its management, and has considered whether the independent auditor's provision of non-audit services to the Company is compatible with maintaining the auditor's independence.

      The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. These meetings without management present are held at least once each year, but generally more frequently.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Company's audited financial statements be included in the Company's 2001 Annual Report to Shareholders and Annual Report on Form 10-K for the year ended June 30, 2001 for filing with the Securities and Exchange Commission.

                                         George R. Curry
                                         James J. Ellis
                                         Burton O. George
                                         Members of the Audit Committee

 Directors Compensation

 The directors who are employed by the Company do not receive any separate compensation for service on the Board of Directors. Each non-employee director receives $1,200 for each meeting attended and is reimbursed for out-of-pocket expenses incurred in attending such meetings. Under the 1995 Non-Qualified Stock Option Plan, each non-employee director is also compensated by the annual grant of non-statutory stock options to purchase 30,000 shares of Common Stock, subject to an overall grant limitation under the plan of 300,000 shares to each individual director.

                 EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

 As of June 30, 2001, the executive officers and significant employees of the Company, as well as certain biographical information about them, are as follows:



                                                           Officer/Significant
            Name              Position with Company           Employee Since
 -------------------------    -------------------------       --------------
 Michael E. Henry             Chairman of the Board and            1983
                              Chief Executive Officer

 John W. Henry                Vice Chairman and Senior             1977
                              Vice President

 Terry W. Thompson            President and Chief                  1990
                              Operating Officer

 Kevin D. Williams            Chief Financial Officer              2001
                              and Treasurer

 Jerry D. Hall                Executive Vice President             1977

 Marguerite P. Butterworth    Vice President                       1993

 Tony L. Wormington           Vice President                       1998


 The following information is provided regarding the executive officers and significant employees not already described herein, all of whom are United States citizens:

 Terry W. Thompson, age 51, President, Chief Operating Officer. On January 18, 2001, Mr. Thompson was appointed by the Board of Directors to serve as President and Chief Operating Officer of the Company. He previously served as Vice President, Chief Financial Officer and Treasurer of the Company since 1990. Mr. Thompson beneficially owns 588,213 shares of Common Stock, including 4,293 shares held in the Company's 401(k) ESOP for Mr. Thompson's account and 132,400 shares that are currently acquirable by exercise of outstanding options.

 Kevin D. Williams, age 42, Chief Financial Officer and Treasurer. On January 18, 2001, Mr. Williams was appointed by the Board of Directors to serve as Chief Financial Officer and Treasurer of the Company. He previously served as Controller of the Company since joining the Company in 1998. Mr. Williams beneficially owns 146,194 shares of Common Stock, including 2,186 shares held in the Company's ESOP for Mr. Williams' account and 140,000 shares that are currently acquirable upon exercise of outstanding options.

 Marguerite P. Butterworth, age 53, Vice President. Ms. Butterworth has served as Vice President since February of 1993. Ms. Butterworth joined the Company in 1983 and has been Hardware Manager since 1984. Ms. Butterworth beneficially owns 385,409 shares of Common Stock, including 57,809 shares held in the Company's 401(k) ESOP for Ms. Butterworth's account and 140,000 shares that are currently acquirable by exercise of outstanding options.

 Tony L. Wormington, age 39, Vice President. Mr. Wormington has served as Vice President since October 1998. Mr. Wormington joined the Company in 1980 and has served as Research and Development Manager since 1993. Mr. Wormington beneficially owns 778,018 shares of Common Stock, including 138,578 shares held in the Company's 401(k) ESOP for Mr. Wormington's account and 260,000 shares that are currently acquirable by exercise of outstanding options.


           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

 The Company is required to identify any director, officer or greater than ten percent beneficial owners who failed to timely file with the Securities and Exchange Commission a report required under Section 16(a) of the Securities Exchange Act of 1934 relating to ownership and changes in ownership of the Company's common stock. The required reports consist of initial statements on Form 3, statements of changes on Form 4 and annual statements on Form 5.

 To the Company's knowledge, based solely on its review of the copies of such forms received by it, the Company believes that during the fiscal year ended June 30, 2001, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that director Burton George reported one transaction late on a Form 4, director James J. Ellis reported one gift transaction late on a Form 4 and former President Mike Wallace reported two transactions late on a Form 4. In addition, annual statements on Form 5 for George Curry, Mike Henry, Jerry Hall, Marguerite Butterworth and Terry Thompson were filed approximately 10 days late due to clerical error.

                              EXECUTIVE COMPENSATION

 The following table sets forth certain information with regard to the compensation paid to the Chief Executive Officer and to the Company's other four most highly compensated executive officers for the three years ended June 30, 2001.


 SUMMARY COMPENSATION TABLE

                                                                     Long-Term
                                                                    Compensation
                                           Compensation Annual         Shares
                                                                     Underlying
 Name and Principal Position           Year     Salary   Bonus (1)   Options (2)
 ---------------------------           ----    --------   --------     -------
 Michael E. Henry                      2001   $ 255,800  $   5,000           -
    Chairman and Chief Executive       2000     247,647      5,000     200,000
    Officer                            1999     205,800      5,000     200,000

 Terry W. Thompson                     2001     210,176     45,000           -
    President and Chief Operating      2000     139,133      5,000       40,000
    Officer                            1999     120,271      5,000            -

 Kevin D. Williams                     2001     144,040     35,000            -
    Treasurer and Chief Financial      2000     126,843      5,000            -
    Officer                            1999     109,619      6,550      160,000

 Tony L. Wormington                    2001     132,467      5,000            -
    Vice President                     2000     104,967      5,000       40,000
                                       1999      99,967     10,000            -

 Michael R. Wallace (3)                2001      255,800    35,000            -
    Former President and Chief         2000      247,647     5,000      200,000
    Operating Officer                  1999      205,800     5,000      200,000



 (1) Includes corporate 401(k) matching contribution of $5,000 for each executive officer in each period.
 (2)  Adjusted for stock splits effected as dividends.
 (3) Effective January 18, 2001, Mr. Wallace resigned as President and Chief Operating Officer of the Company.

 The following tables set forth information with respect to stock options granted to and exercised by the executive officers named in the Summary Compensation Table during the fiscal year ended June 30, 2001, together with the number of options outstanding as of such date. Data, as appropriate, have been adjusted for stock splits.

 Option Grants in Fiscal 2001

 The Company did not grant options to any of the executive officers named in the Summary Compensation Table during the fiscal year ended June 30, 2001.


 Aggregated Option Exercises in Fiscal 2001 and June 30, 2001, Option Values


                                                   Number of Shares                Value of
                       Shares                   Underlying Unexercised     Unexercised In-the-Money
                     Acquired on   Value          Options at 6/30/01          Options at 6/30/01
 Name                 Exercise   Realized     Exercisable  Unexercisable  Exercisable  Unexercisable
 ------------------   --------   --------     -----------  -------------  -----------  -------------
 Michael E. Henry      170,000 $ 4,906,667    1,190,000              -   $ 30,623,020            -

 Terry W. Thompson      10,000     243,575      112,400         20,000      2,679,592    $ 282,500

 Kevin D. Williams      20,000     357,500      140,000              -      3,049,375            -

 Tony L. Wormington          -           -      240,000         20,000      6,392,500      282,500

 Michael R. Wallace  1,140,000  22,252,396            -              -              -            -



                        COMPENSATION COMMITTEE REPORT

 The Company's executive officer compensation program is administered and reviewed by the Compensation Committee. The Compensation Committee consists of three independent, non-employee directors of the Company. There was no insider participation on the Compensation Committee.

 The objectives of our executive officer compensation program are to:

      *    Encourage continuation of JHA's entrepreneurial spirit;

      *    Attract and retain highly qualified and motivated executives; and

      *    Encourage esprit de corps and reward outstanding performance.

 In meeting the foregoing objectives, the Compensation Committee strives for the interests of management and stockholders to be the same - the maximization of stockholder value. The components of the executive compensation program which are employed by the Committee to meet these goals include base salary, discretionary bonuses, and stock options.

 Salaries and bonuses are established at levels to compensate for the position held and contributions made by each executive. Recommendations regarding bonuses and increases in salary are based upon subjective evaluations of each individual's performance and contribution.

 Longer term incentives are provided by the award of stock options because the ultimate value of options granted will be determined by long-term growth in the Company's stock price. Awards of options are believed to help focus executives attention on managing the Company from the perspective of an owner with an equity stake in the business. This component of executive compensation is provided through the 1996 Stock Option Plan, under which the executive officers, and all other employees of the Company and its subsidiaries, are eligible to receive options. The Committee has discretion to designate optionees and to determine the terms of the options granted. However, option prices shall be fixed at not less than 100% of fair market value of the stock at the date of grant, and options may not be exercisable more than ten years after the date of grant.

 In employing the foregoing three elements of compensation, the Compensation Committee considers the experience, prior compensation levels, personal performance, number and value of previously granted options, and other subjective factors relating to each individual and seeks to optimize the balance between base salary, short-term and long-term incentives.

 The base salary of Chief Executive Officer, Michael E. Henry, did not materially change in our 2001 fiscal year.

 The Compensation Committee notes that there is a $1,000,000 cap on the income tax deduction which may be taken with respect to any individual officer's compensation. While current cash compensation paid to our executive officers is substantially less than the cap, the ultimate value of stock options is not now known, and thus the cap may be important in some future year. The cap has been considered by the Committee and we intend to take the steps necessary to conform the Company's compensation structure to comply with the cap if the issue arises in a future period.

                                         George R. Curry
                                         Burton O. George
                                         James J. Ellis
                                         Members of the Compensation
                                         Committee

                             COMPANY PERFORMANCE


 The following graph presents a comparison for the five-year period ended June 30, 2001, of the market performance of the Company's common stock with the S & P 500 Index and an index of peer companies selected by the Company:



 The following information depicts a line graph with the following values:

                JKHY    Peer Group   S&P 500
               ------   ----------   -------
       1996    100        100         100
       1997    107.95     115.18      134.70
       1998    154.28     130.74      175.33
       1999    177.41     151.77      215.23
       2000    456.21     164.86      230.83
       2001    566.79     196.69      196.60


 This comparison assumes $100 was invested on July 1, 1996, and assumes reinvestments of dividends. Total returns are calculated according to market capitalization of peer group members at the beginning of each period. Peer companies selected are in the business of providing specialized computer software, hardware and related services to financial institutions and other businesses. Companies in the peer group are Bisys Group, Elite Information, Cerner Corp., Computer Science, Crawford & Co., Electronic Arts, First Data, Fiserv, Keane, National Data, Hyperfeed Technology, Rainbow Technology and SEI Investments.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

 During the fiscal year ended June 30, 2001, the Company paid $882,467 to Group VI InterMedia, LLC for marketing and advertising services. Group VI InterMedia, LLC is owned by Christopher Harding and Vicki Jo Henry who are husband and wife. Vicki Jo Henry is the daughter of John W. Henry, Director and Senior Vice President of the Company and the sister of Michael E. Henry, Chairman of the Board and Chief Executive Officer of the Company. Vicki Jo Henry is also a general partner in JKHY Partners, a family partnership which owns 6.4% of the common stock of the Company. The Company believes that the rates and charges incurred in the transactions with Group VI InterMedia, LLC are reasonable and competitive with other marketing and advertising providers.

                             INDEPENDENT AUDITORS

      Deloitte & Touche LLP, certified public accountants, served as independent auditors for the Company for the year ended June 30, 2001. The Company has not selected its auditors for the current year, because the Company does not select its auditors until after the final Audit Committee meeting on the prior year's audit is held. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

 Principal Accounting Firm Fees

 Audit Fees. The aggregate fees billed by the Company's accounting firm, Deloitte & Touche LLP, for professional services rendered for the audit of the Company's annual consolidated financial statements for the fiscal year ended June 30, 2001 and for the reviews of the consolidated financial statements included in the Company's Quarterly Reports on Forms 10-Q for that fiscal year were $158,750.

 Financial Information Systems Design and Implementation Fees. No fees were billed by Deloitte & Touche LLP to the Company for professional services with regard to financial information systems design and implementation.

 All Other Fees. The aggregate fees billed for services rendered by Deloitte & Touche LLP for the year ended June 30, 2001, other than the services described above, were $351,610.

 The Audit Committee determined that the provision of non-audit services did not negatively impact the maintenance of the auditors' independence


                            STOCKHOLDER PROPOSALS

      Stockholders who intend to present proposals at the 2002 Annual Meeting of Stockholders must submit their proposals to the Company's Secretary on or before May 23, 2002.


                       COST OF SOLICITATION AND PROXIES

 Proxy solicitation is being made by mail, although it may also be made by telephone, telegraph or in person by officers, directors and employees of the Company not specifically engaged or compensated for that purpose. The Company will bear the entire cost of the Annual Meeting, including the cost of preparing, assembling, printing and mailing the Proxy Statement, the Proxy and any additional materials furnished to stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians for forwarding to the beneficial owners of shares held of record by them and, upon their request, such persons will be reimbursed for their reasonable expenses incurred in completing the mailing to such beneficial owners.

                             FINANCIAL STATEMENTS

 Consolidated financial statements of the Company are contained in the 2001 Annual Report on Form 10-K which accompanies this Proxy Statement, and are incorporated herein by reference.

                                OTHER MATTERS

 The Board of Directors knows of no matters that are expected to be presented for consideration at the 2001 Annual Meeting which are not described herein. However, if other matters properly come before the meeting, it is intended that the persons named in the accompanying Proxy will vote thereon in accordance with their best judgment.

 By Order of the Board of Directors

 /s/ Michael E. Henry

 Michael E. Henry
 Chairman of the Board

 Monett, Missouri
 September 25, 2001


 A copy of the Company's Annual Report on Form 10-K is included herewith. Exhibits to Form 10-K, listed on pages 37 - 39 thereof, have been omitted. The Company will furnish a copy of any exhibit subject to charge upon written request directed to Kevin D. Williams, Chief Financial Officer, Jack Henry & Associates, Inc., 663 Highway 60, Post Office Box 807, Monett, Missouri, 65708.

                                  EXHIBIT A

                           AUDIT COMMITTEE CHARTER

 Organization

 There shall be a Committee of the Board of Directors of Jack Henry & Associates, Inc. (the "Company") to be known as the Audit Committee. The Audit Committee shall be composed of at least three (3) members of the Board of Directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

 Statement of Policy

 The Audit Committee shall provide assistance to the Corporate Directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Directors, the independent auditors, the internal auditors (if any), and the financial management of the Company.

 Responsibilities

 1. Provide an open avenue of communication between the internal auditors, the independent accountant, the internal financial management of the Company, and the Board of Directors.

 2.   Review and update the Audit Committee's charter annually.

 3. Recommend to the Board of Directors the independent accountants to be nominated each fiscal year to audit the financial statements of the Company, approve the compensation of the independent accountant, and review and recommend the discharge of the independent accountants.

 4. Confirm the independence of the independent accountant as required under applicable Nasdaq Stock Market and Securities and Exchange Commission ("SEC") rules, including a review of management consulting services provided by the independent accountant and related fees.

 5. Inquire of management and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

 6. Consider, in consultation with the internal financial management of the Company and the independent accountant, the audit scope and plan of the independent accountants.

 7.   Consider with management and  the independent accountant the  rationale
      for  employing  audit  firms  other  than  the  principal   independent
      accountant.

 8. Review with internal financial management and the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

 9. Consider and review with the independent accountant and the internal financial management:

      *    The  adequacy  of  the   Company's  internal  controls   including
           computerized system controls and security.

      *    Any  related  significant  findings  and  recommendations  of  the
           independent  accountant,  including  any  response  of   Company's
           management thereto.

 10. Review with management and the independent accountant at the completion of the annual audit:

      *    The Company's annual financial statements and related footnotes.

      * The independent accountant's audit of the financial statements and the report thereon.

      *    Any significant change required in the audit plan.

      * Any serious difficulties or disputes with management during the course of the audit.

      * Other matters related to the audit required to be communicated to the Committee under generally accepted auditing standards.

 11. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

 12. Review with management the interim financial report before it is filed with the SEC or other regulators.

 13. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountant.

 14. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

 15. Meet with the independent accountant and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

 16.  Report  Committee  actions  to  the   Board  of  Directors  with   such
      recommendations as the Committee may deem appropriate.

 17.  The Audit  Committee  shall have  the  power to  conduct  or  authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

 18. The Committee shall meet in person or telephonically at least four times per year or more frequently as circumstances require. Audit Committee members shall be compensated for attendance at meetings as determined from time to time by the Board of Directors. The Committee may ask members of management or others to attend the meeting and provide pertinent information and input as necessary.

 19. The Committee will perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors. Members of the
      Audit Committee shall serve at the pleasure of the Board of  Directors.
       The Audit Committee Chairman shall be designated by the full Board  of
      Directors at each annual meeting of the Board of Directors.  The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for the Board of Directors.

                                  PROXY CARD

 PROXY

 Jack Henry & Associates, Inc.             This proxy is Solicited on
 663 Highway 60                            Behalf of the Board of Directors
 P.O. Box 607
 Monett, Missouri 65708                    The undersigned hereby appoints
                                           Michael E. Henry and Terry W.
                                           Thompson as Proxies, each with the
                                           power to appoint his or her
                                           substitute, and hereby authorizes
                                           them to represent and to vote, as
                                           designated below, all the shares
                                           of common stock of Jack Henry &
                                           Associates, Inc. held of record by
                                           the undersigned on September 24,
                                           2001, at the annual meeting of
                                           shareholders to be held on October
                                           30, 2001 or any adjournment
                                           thereof.

 1.  ELECTION OF DIRECTORS

     [ ] FOR all nominees listed below     [ ] WITHHOLD AUTHORITY
         (except as marked to the              to vote for all nominees
         contrary below)                       listed below

 (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

     J. Henry,   J. Hall,   M. Henry,   J. Ellis,   B. George,   G. Curry


 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

 [Map of Jack Henry Corporate Offices & Monett City Park Casino Appears Here]



 This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

 Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                           Dated ______________________, 2001

                                           ----------------------------------
                                           Signature

                                           ----------------------------------
                                           Signature if held jointly

                                           PLEASE MARK SIGN DATE AND RETURN
                                           THE PROXY CARD PROMPTLY USING THE
                                           ENCLOSED ENVELOPE